PRA Group Agrees to Settle with IRS

NORFOLK, Va., May 15, 2017 -- PRA Group, Inc. (Nasdaq:PRAA), a global leader in acquiring and collecting nonperforming loans, has reached a settlement with the Internal Revenue Service in regards to the Notices of Deficiency for tax years ended December 31, 2005 to December 31, 2012. Under the agreement, which remains subject to court approval, PRA Group will utilize a new tax methodology to recognize net finance receivable (NFR) revenue effective tax year 2017. The Company will not be required to pay any interest or penalties related to the prior periods. Deferred, taxable NFR revenue related to the difference in timing under the new method will be incorporated evenly into the Company’s tax filings over four years with no associated interest.

"This settlement ends a long outstanding tax controversy and puts this matter behind us. Additionally, the new methodology is consistent with an approach we have been supportive of for years," said Kevin Stevenson, president and chief administrative officer for PRA Group. “This settlement should have no direct impact on reported earnings since we are not required to pay interest or penalties related to prior periods. This controversy has always been simply a matter of tax payment timing, not of ultimate tax payment or tax accrual for financial statement purposes. Additionally, we do not expect this to have any material impact on our ability to purchase nonperforming loans.”

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With more than 4,000 employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to businesses. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein which are not historical in nature, including PRA Group’s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group’s filings with the Securities and Exchange Commission including but not limited to PRA Group’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Investor Contact:
Darby Schoenfeld
Director of Investor Relations
(757) 431-7913
Darby.Schoenfeld@PRAGroup.com

News Media Contact:
Nancy Porter
Vice President, Corporate Communications
(757) 431-7950
Nancy.Porter@PRAGroup.com